2014 2 Investor Deck August 4, 2014 nd Exhibit 99.1 Quarter

Forward-Looking Statements; Non-GAAP Financial
Measures
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

The following information is current as of August 4, 2014 (unless otherwise noted) and should be read in connection with the Registration Statement on Form 10, as amended (the
“Form 10”), filed by Navient Corporation (“Navient”) with the Securities and Exchange Commission (the “SEC”) on April 10, 2014 and subsequent reports filed by Navient with the
SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the Form 10.  This presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation.  Statements that are not historical fact, including statements about the beliefs and expectations of
Navient and statements that assume or are dependent upon future events, are forward-looking statements.  Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.  These factors include, among others:
the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Form 10, and the subsequent filings of Navient with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which Navient is a party; credit risk associated with exposure to third parties, including counterparties to derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws).
Navient could also be affected by, among other things: changes in its funding costs and reductions to its credit ratings or the credit ratings of the United States of America; failures of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures to successfully implement cost-cutting and adverse effects of such initiatives on its business; risks associated with the recently completed separation of Navient from SLM Corporation, including failure to achieve the expected benefits of the separation; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from other loan servicers; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of its earning assets vs. its funding arrangements; changes in general economic conditions; the company’s ability to successfully effectuate any acquisitions and other strategic initiatives;
and changes in the demand for debt management services.
The preparation of Navient’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events.  These estimates or assumptions may prove to be incorrect.  All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release.  Navient does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in expectations.
Navient reports financial results on a GAAP basis and also provides certain core earnings performance measures.  When compared to GAAP results, core earnings exclude the impact of:  (1) the financial results of the consumer banking business for historical periods prior to the April 30, 2014 spin-off as well as related restructuring and reorganization expenses incurred in connection with the spin-off; (2) unrealized, mark-to-market gains/losses on derivatives; and (3) goodwill and acquired intangible asset amortization and impairment.  Navient provides core earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources.  Navient core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.
For additional information, see “Core Earnings — Definition and Limitations” in Navient’s second quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

Navient Corporation Overview Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. 3

About Us
We are the leading education loan management, servicing and asset recovery company
Key Businesses • FFELP Loan Portfolio
• Private Education Loan Portfolio
• Largest Education Loan Servicer (FFELP, ED, private)
• Asset Recovery Services
• Guarantor Servicing
• Student Assistance and Outreach Solutions
Financial Statistics
As of 06/30/14 ($ billions)
Assets
FFELP Loans
Private Loans
Secured Debt
Senior Unsecured Debt
Total Equity
$143.0
$99.7
$30.3
$115.6
$17.5
$4.0
Regulatory Status
Department of Education and CFPB supervision
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Operating Results
“Core Earning” Basis
(In millions, except per share amounts) Q2 14 Q1 14 Q2 13
Net income $241 $142 $447
EPS $0.56 $0.33 $1.00
Adjusted EPS
1,2
$0.56 $0.49 $0.52
Operating expenses (excluding remediation reserve¹)
$195 $207 $185
Provision $155 $146 $202
Average total student loans $131,875 $133,854 $145,510
Gains from sales of residual interests - - $257
Gains from sales of subsidiaries - - $38
Debt repurchase gains - - $19
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

1 Excludes $0 million, $111 million, and $0 million, respectively, related to additional reserves recorded for regulatory matters.
2 Excludes Q2 13 impact of items to improve shareholder value of $257 million of gains from sales of residual interests in FFELP securitization trusts, $38 million after-tax gains from sales of subsidiaries, and $19 million of gains from debt repurchases

FFELP Loans Segment
“Core Earnings” Basis
•
$257 million pre-tax gain from residual interest sales in Q2 13
(In millions) Q2 14 Q1 14 Q2 13
Net income $72 $64 $238
Average FFELP Loans $100,467 $102,329 $112,891
FFELP Loan spread 0.98% 0.95% 0.97%
Charge-off rate 0.08% 0.12% 0.10%
Greater than 90-day delinquency rate 7.0% 7.3% 8.1%
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

FFELP Loans Segment
Portfolio Characteristics
•
Largest holder of FFELP Loans,  $100 billion portfolio
•
97-98% of portfolio is government guaranteed
•
86% of portfolio funded to term with securitizations
•
Fully integrated servicing and asset recovery support operations
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

FFELP Loans Segment
Credit Quality “Core Earnings” Basis
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

FFELP Education Loan Portfolio
June 30, 2014 June 30, 2013
Balance % Balance %
Loans in-school/grace/deferment $11,794 $15,120
Loans in forbearance 14,929 15,018
Loans in repayment and percentage of each status
Loans current 61,438 85.2% 64,261 84.3%
Loans delinquent 31-60 days 3,531 4.9% 3,682 4.8%
Loans delinquent 61-90 days 2,112 2.9% 2,109 2.8%
Loans delinqent greater than 90 days 5,033 7.0% 6,186 8.1%
Total FFELP Loans in repayment 72,114 100% 76,238 100%
Total FFELP Loans, gross $98,837 $106,376
Percentage of FFELP Loans in repayment 73.0% 71.7%
Delinquencies as a percentage of FFELP Loans in
repayment
14.8% 15.7%
Loans in forbearance as a percentage of loans in
repayment and forbearance
17.2% 16.5%

Federal Student Loan Market
Source:  Department of Education, U.S. Department of Education FY 2013 Agency Financial Report, Navient
Outstanding Government Student Loan Market Distribution
FFYE 9/30/2013 ($ in billions)
FDLP, $614
FFELP Loans,
$158
FFELP owned
by Navient,
$106
FFELP owned
by ED, $146
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Top Holders of FFELP Loans Excluding Navient
Top Ten Not-For-Profit Holders of FFELP Loans
Lender $’s in Billions
Brazos $8.7
PHEAA $7.3
Access  Group $4.1
Northstar $3.4
MOHELA $2.9
EdSouth $2.4
College Foundation $2.4
SC Student Loan $2.4
Edsouth Services $1.8
KHESLC
$1.3
Total Not-For-Profit $34
Top Ten For-Profit Holders of FFELP Loans
Lender $’s in Billions
Nelnet $25.2
Wells Fargo $12.9
Chase $7.5
PNC $6.1
CLC $5.7
Goal Financial $5.6
SunTrust $5.5
Student Loan Express $3.6
Bank of America $3.6
U.S. Bank $3.0
Total For-Profit
$75
*Source:  Sallie Mae 9/30/2013 estimates based on US ED Top 100 Holder 2013 and 2012 report
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Private Education Loans Segment
“Core Earnings” Basis
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

(In millions, except FICO score) Q2 14 Q1 14 Q2 13
Net income $86 $74 $61
Average Private Education Loans $31,408 $31,525 $32,619
Private Education Loan spread 4.10% 4.01% 4.10%
Provision for loan losses $145 $136 $189
Charge-offs $166 $218 $212
Charge-off rate 2.5% 3.3% 3.0%
Total delinquency rate 7.1% 7.8% 8.4%
Greater than 90-day delinquency rate 3.2% 3.9% 4.0%
Forbearance rate 4.2% 4.3% 3.9%

Private Education Loans Segment
Portfolio Characteristics
• $30 billion portfolio
• 23% of Navient’s total student loan portfolio
• Approximately 64% of portfolio has a cosigner, typically a parent
• Average FICO at origination of 718
• Higher education loans typically non-dischargeable in bankruptcy
• Integrated underwriting, servicing and collections
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Private Education Loans Segment
Credit Quality “Core Earnings” Basis
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Private Education Loan Portfolio
June 30, 2014 June 30, 2013
Balance % Balance %
Loans in-school/grace/deferment $3,375 $3,599
Loans in forbearance 1,201 1,156
Loans in repayment and percentage of each status
Loans current 25,202 92.9% 26,141 91.6%
Loans delinquent 31-60 days 670 2.5% 774 2.7%
Loans delinquent 61-90 days 391 1.4% 486 1.7%
Loans delinqent greater than 90 days 873 3.2% 1,144 4.0%
Total Private Education Loans in repayment 27,136 100% 28,545 100%
Total Private Education Loans, gross $31,712 $33,300
Percentage of Private Education Loans in repayment 85.6% 85.7%
Delinquencies as a percentage of Private Education
Loans in repayment
7.1% 8.4%
Loans in forbearance as a percentage of loans in
repayment and forbearance
4.2% 3.9%

Private Education Loans Segment
High Quality Portfolio
Private Credit: % of Portfolio Outstanding by Segment Private Credit Charge-Off Rate by Segment
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

2.7%
2.3%
2.1%
1.8%
1.8%
6.7%
6.8%
5.6%
5.4%
4.6%
3.9%
10.4%
21.3%
17.3%
12.6%
11.1%
9.4%
8.2%
6.3%
5.6%
4.3%
3.9%
3.1%
0%
5%
10%
15%
20%
25%
2008 2009 2010 2011 2012 2013 YTD 2014
Low Risk Moderate Risk Elevated Risk Overall Portfolio
57%
59%
60%
61%
64%
66%
67%
28%
29%
29%
29%
27%
25%
25%
14%
13%
11%
11%
10%
9%
8%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Dec 08 Dec 09 Dec 10 Dec 11 Dec 12 Dec 13 Jun 14
Low Risk Moderate Risk Elevated Risk
2.8%
2.9%
1.0%
2.6%
2.9%
Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other
Moderate Risk = Legacy Traditional Non-Cosigned
Elevated Risk = Non-Traditional

Private Education Loans Segment
Default Performance
• Seasoned portfolio with 91% of loans having made more than 12 payments
• The probability of default substantially diminishes as the number of payments and years of seasoning increases
57%
11%
7%
5%
3%
3%
2% 2% 2% 2% 2%
2% 1%
1% 1%
57%
69%
76%
80%
84%
86%
88%
90%
92%
94%
96% 98% 99% 99% 100%
0%
50%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
# Payments Made
Defaults Per Payments Made Cumulative Defaults
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Historical Defaults by Payments Made

Loan Seasoning – “Core Earnings” Basis
June 30, 2014
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 3,036
Loans in Forbearance 461 17.5% 178 4.8% 153 3.6% 114 2.6% 153 1.4% 1,059 4.1%
Loans in Repayment- Current 1,853 70.3% 3,187 86.2% 3,768 89.3% 3,971 91.9% 10,588 95.1% 23,367 89.8%
Loans in Repayment- Delinq 31-60 days 114 4.3% 108 2.9% 103 2.5% 87 2.0% 149 1.3% 561 2.2%
Loans in Repayment- Delinq 61-90 days 64 2.4% 66 1.8% 63 1.5% 47 1.1% 82 0.8% 322 1.2%
Loans in Repayment- Delinq 90 + days 145 5.5% 160 4.3% 132 3.1% 103 2.4% 157 1.4% 697 2.7%
Total Loans in Repayment or Forbearance $        2,637 100% $        3,699 100% $        4,219 100% $        4,322 100% $        11,129 100% $      26,007 100%
Charge-offs as a % of loans in repayment 5.0% 3.8% 2.2% 1.8% 1.0% 2.1%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 339
Loans in Forbearance 76 20.2% 22 5.7% 16 4.5% 11 3.4% 17 1.9% 142 6.1%
Loans in Repayment- Current 216 57.7% 276 72.1% 280 78.3% 262 82.3% 801 89.2% 1,835 78.7%
Loans in Repayment- Delinq 31-60 days 27 7.2% 23 5.9% 19 5.4% 13 4.2% 27 3.0% 109 4.7%
Loans in Repayment- Delinq 61-90 days 16 4.3% 15 4.0% 12 3.3% 9 2.8% 17 1.9% 69 3.0%
Loans in Repayment- Delinq 90 + days 40 10.6% 47 12.3% 30 8.5% 23 7.3% 36 4.0% 176 7.5%
Total Loans in Repayment or Forbearance $            375 100% $            383 100% $            357 100% $            318 100% $              898 100% $        2,331 100%
Charge-offs as a % of loans in repayment 12.8% 12.0% 6.7% 4.7% 3.3% 6.8%
Total
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 3,375
Loans in Forbearance 537 17.8% 200 4.9% 169 3.7% 125 2.7% 170 1.4% 1,201 4.2%
Loans in Repayment- Current 2,069 68.7% 3,463 84.8% 4,048 88.5% 4,233 91.2% 11,389 94.7% 25,202 88.9%
Loans in Repayment- Delinq 31-60 days 141 4.7% 131 3.2% 122 2.7% 100 2.2% 176 1.5% 670 2.4%
Loans in Repayment- Delinq 61-90 days 80 2.6% 81 2.0% 75 1.6% 56 1.2% 99 0.8% 391 1.4%
Loans in Repayment- Delinq 90 + days 185 6.2% 207 5.1% 162 3.5% 126 2.7% 193 1.6% 873 3.1%
Total Loans in Repayment or Forbearance $        3,012 100% $        4,082 100% $        4,576 100% $        4,640 100% $        12,027 100% $      28,337 100%
Charge-offs as a % of loans in repayment 6.0% 4.6% 2.6% 2.0% 1.2% 2.5%
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

June 30, 2013
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 3,203
Loans in Forbearance 496 10.2% 169 3.8% 148 3.0% 86 1.9% 113 1.3% 1,012 3.7%
Loans in Repayment- Current 3,683 76.1% 3,860 87.4% 4,410 90.1% 4,134 93.0% 8,110 95.2% 24,197 89.2%
Loans in Repayment- Delinq 31-60 days 193 4.0% 122 2.7% 113 2.3% 84 1.9% 121 1.4% 633 2.3%
Loans in Repayment- Delinq 61-90 days 133 2.8% 74 1.7% 71 1.4% 45 1.0% 64 0.8% 387 1.5%
Loans in Repayment- Delinq 90 + days 334 6.9% 194 4.4% 155 3.2% 95 2.2% 114 1.3% 892 3.3%
Total Loans in Repayment or Forbearance $        4,839 100% $        4,419 100% $        4,897 100% $        4,444 100% $           8,522 100% $      27,120 100%
Charge-offs as a % of loans in repayment 6.8% 2.8% 2.0% 1.2% 0.9% 2.4%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 396
Loans in Forbearance 86 12.3% 22 5.2% 13 3.4% 10 2.8% 13 1.7% 144 5.6%
Loans in Repayment- Current 409 58.5% 305 71.9% 298 78.7% 282 83.2% 650 87.8% 1,944 75.3%
Loans in Repayment- Delinq 31-60 days 52 7.5% 26 6.1% 20 5.1% 15 4.4% 28 3.8% 141 5.5%
Loans in Repayment- Delinq 61-90 days 43 6.2% 19 4.5% 13 3.5% 9 2.7% 15 2.1% 99 3.8%
Loans in Repayment- Delinq 90 + days 108 15.5% 52 12.3% 35 9.3% 23 6.9% 34 4.6% 252 9.8%
Total Loans in Repayment or Forbearance $            698 100% $            424 100% $            379 100% $            339 100% $              740 100% $        2,580 100%
Charge-offs as a % of loans in repayment 17.3% 10.2% 6.9% 4.5% 3.0% 9.2%
Total
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 3,599
Loans in Forbearance 582 10.5% 191 3.9% 161 3.1% 96 2.0% 126 1.4% 1,156 3.9%
Loans in Repayment- Current 4,092 73.9% 4,165 86.0% 4,708 89.2% 4,416 92.3% 8,760 94.6% 26,141 88.0%
Loans in Repayment- Delinq 31-60 days 245 4.4% 148 3.1% 133 2.5% 99 2.1% 149 1.6% 774 2.6%
Loans in Repayment- Delinq 61-90 days 176 3.2% 93 1.9% 84 1.6% 54 1.1% 79 0.8% 486 1.6%
Loans in Repayment- Delinq 90 + days 442 8.0% 246 5.1% 190 3.6% 118 2.5% 148 1.6% 1,144 3.9%
Total Loans in Repayment or Forbearance $        5,537 100% $        4,843 100% $        5,276 100% $        4,783 100% $           9,262 100% $      29,701 100%
Charge-offs as a % of loans in repayment 8.4% 3.5% 2.3% 1.5% 1.1% 3.0%
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Loan Seasoning – “Core Earnings” Basis

Business Services Segment
“Core Earnings” Basis
•
Net income in Q2 13 includes $38 million after-tax gain recognized on the sale of a subsidiary
(In millions) Q2 14 Q1 14 Q2 13
Net income $130 $116 $168
Federal loans serviced ($’s in billions) $272 $271 $245
Third-party loan servicing revenue $40 $40 $33
Asset recovery revenue $132 $111 $109
Department of Education accounts serviced 5.8 5.8 5.2
Contingency asset recovery receivables $16,298 $15,901 $14,607
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Business Services Segment
Federal Loan Servicing & Customer Success
•
Largest servicer of federal student loans
•
Federal loans serviced by Navient have a 30%
better cohort default rate
•
Direct Loan borrowers serviced by Navient are
more likely to be in income-based repayment
plans
•
We promote awareness through more than 50
million communications annually
•
Every week we help nearly 1,200 borrowers
rehabilitate their loans
$300
$275
$250
$225
$200
$175
$150
2011 2012 2013 June 2014
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Federal Loans Serviced by Navient

Business Services Segment
Asset Recovery
•
Requires little capital and generates high returns
on equity
•
Consistent top performer on the Department of
Education collections contract
•
Successfully  performing on over 300 state, local
and federal contracts
•
Providing collection services for over 1,000
schools
•
Multiple Asset Classes
- Education loans
- Government receivables
- Taxes
- Court/Municipal
- Schools
Contingency Asset Recovery Receivables
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2011 2012 2013 June 2014
Student Loans Other

Funding and Liquidity Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. 21

2014 Capital Markets Summary
•
Issued $2.7 billion of FFELP ABS
•
Closed on an $8 billion FFELP ABCP facility
•
Refinanced $1.1 billion of FFELP reset notes to term
•
Issued $1.1 billion of Private ABS
•
Closed on a $1 billion Private ABCP facility
•
Issued $850 million of long-term unsecured debt
•
Returned $392 million to shareholders through share repurchases and dividends
(1)
•
Maintained strong capital position
(1) As of June 30, 2014
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Secured Funding
•
Navient is among the largest issuers
of ABS globally,  having issued over
$250 billion of Private and FFELP
ABS transactions to date
•
Over $107 billion of securitizations
on balance sheet
•
Additional capacity under FFELP
secured facilities is $10.7 billion
•
Additional capacity under Private
Education Loan secured facilities is
$1 billion
2013 Issuance
Issuer Total ($mm) Asset Class
1 Citi 12,325
Credit Card
2 Ford 12,080
Auto
3 Navient (1) 9,600
Student Loan
4 Chase 7,685
Credit Card
5 Santander 7,567
Auto
6 Nissan 6,641
Auto
7 Hyundai 6,479
Auto
8 Honda 5,500
Auto
9 Ally Bank 5,202
Auto
10 AmeriCredit 5,080
Auto
11 Discover 4,550
Credit Card
12 GE 4,530
Credit Card / Equipment
13 Mercedes-Benz 4,302
Auto
14 Ally Financial 4,125
Auto
15 Volkswagen 4,000
Auto
16 CarMax 3,965
Auto
17 CNH 3,925
Equipment
18 Nelnet 3,220
Student Loan
19 Springleaf 3,204
Consumer Loan
20 World Omni 2,781
Auto
(1) Previous issuing entities: SLM Student Loan Trust  and SLM Private Education Loan Trust (Bloomberg
ticker: SLMA)
Source: Informa Global
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Recent FFELP ABS Transactions
Issue $747M NAVSL Trust 2014-1 $992M SLM Trust 2014-2 $994M SLM Trust 2014-1
Pricing Date May 20, 2014 March 18, 2014 January 15, 2014
Collateral US Govt. Guaranteed or Insured
FFELP Stafford, Plus and
Consolidation Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
Prepayment
Speed
(1)
6% CPR Stafford / 4% CPR
Consolidation
6% Constant Prepayment Rate 6% Constant Prepayment Rate
Tranching
Rating Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $216    1.3      L+25
A-2   Aaa       $101    3.3      L+31
A-3   Aaa       $350    6.8      L+51
A-4   Aaa       $60    10.6      L+75
B      Aa1       $20    10.6      L+190
Rating Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $268    1.3      L+25
A-2   Aaa       $191    3.3      L+35
A-3   Aaa       $506    6.8      L+59
B       Aa1        $27    9.1      L+190
Rating Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $272    1.3      L+28
A-2   Aaa       $184    3.3      L+38
A-3   Aaa       $511    6.8      L+60
B       Aa1        $27    9.2      L+210
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at https://www.navient.com/about/investors/debtasset/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Recent Private Education Loan ABS Transactions
Issue $463M NAVSL Trust 2014-CT $676M SLM Trust 2014-A $624M SLM Trust 2013-C
Pricing Date July 15, 2014 February 25, 2014 September 18, 2013
Collateral Private Education Loans Private Education Loans Private Education Loans
Prepayment Speed
(1)
6% 4% 4%
Tranching
Rating Amt WAL (1) Pricing
A-1     Aaa
B         A
Total
Rating Amt WAL (1) Pricing (2)
A-1     Aaa
A-2A   Aaa
A-2B   Aaa
A-3     Aaa
B         A
Total
Rating Amt WAL (1) Pricing (2)
A-1     Aaa
A-2A   Aaa
A-2B   Aaa
B         A
Total
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at  https://www.navient.com/about/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on fixed rate A-2 tranches were 2.59% and 2.96% for 2014-A and 2013-C, respectively. Yield on fixed rate B tranches were 4.73% and 4.86% for 2014-A and 2013-C, respectively.
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
$394
$69
$463
2.2
6.6
2.9
L+70
L+215
L+118
$355
$77
$77
$100
$67
$676
1.8
4.6
4.6
6.4
7.2
3.6
L+60
s+115
L+115
Not offered
s+225
L+132
$300
$131
$131
$67
$624
1.8
4.5
4.5
5.9
3.3
L+85
s+135
L+140
s+275
L+147

Unsecured Debt
Fitch Moody’s S&P
Senior Unsecured Debt BB Ba3 BB
Outlook Stable Stable Stable
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

$0.6
$1.5
$2.3
$1.8
$2.8
$2.5
$1.6
$0.1
$4.5
2014 2015 2016 2017 2018 2019 2020 2021 2022+
Maturity Table
As of June 30, 2014
(par value, $ in billions)

Education Loan Portfolio Generates Significant
Cash Flows
*Floor cash flows projected using 6/30/14 yield curve. These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
•
Over $36 billion of estimated future cash flows
- Highly predictable
- Includes ~$11 billion of overcollateralization to
be released from residuals
- Continuing low interest rate environment will
increase future floor revenue
•
~20 year remaining life
•
Significant pool of cash available for shareholder
distributions
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Projected Life of Loan Cash Flows*
As of June 30, 2014
FFELP Cash Flows
Secured
Residual (including O/C) $7.1
Floor
1.9
Servicing 4.0
Total Secured
$13.0
Unencumbered
$1.9
Total FFELP Cash Flows $14.9
Private Credit Cash Flows
Secured
Residual (including O/C) $12.8
Servicing
1.3
$14.1
Unencumbered $7.5
Total Private Cash Flows $21.6
Combined Cash Flows $36.5
Total Secured

FFELP Cash Flows Highly Predictable
as of  6/30/14 2H 2014 2015 2016 2017 2018 2019 2020 2021
Projected FFELP Average Balance $95,247 $89,240 $80,752 $72,614 $65,178 $57,821 $50,777 $44,106
Projected Excess Spread $406 $843 $800 $712 $646 $575 $501 $448
Projected Servicing Revenue $256 $489 $451 $413 $377 $338 $297 $256
Projected Total Revenue $662 $1,332 $1,251 $1,124 $1,023 $913 $798 $703
2022 2023 2024 2025 2026 2027 2028 2029+
Projected FFELP Average Balance $37,831 $32,075 $26,858 $22,649 $18,940 $15,406 $12,060 $4,444
Projected Excess Spread $403 $349 $292 $242 $215 $187 $156 $384
Projected Servicing Revenue $216 $180 $148 $124 $104 $86 $68 $161
Projected Total Revenue $620 $530 $440 $365 $319 $272 $224 $545
•
Total Cash Flows from Projected Excess Spread = $7.1 Billion
•
Total Cash Flows from Projected Servicing Revenues = $4.0 Billion
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (4.0%), Consolidation (3.0%)
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Secured Cash Flow
Note: Totals may not add due to rounding
*
Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Servicing (Cash Paid)
Net Residual* (Excess Distributions)
Net Cash Flow
Servicing (Cash Paid)
Total Proceeds from Residual Sales
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
Total FFELP
Term Private Credit
Other Secured Financings
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
$ in Millions
Residual (Excess Distribution)
Net Cash Flow
Private Credit
Private Credit
Term Securitized
2Q14 YTD 2013 2012 2011
2Q14 YTD 2013 2012 2011
170
$            95,055
11,085
$          106,140
$            26,037
1,106
$                  507
476
$              2,182
$                  198
9
$                  377
$              3,148
1,199
$                  589
$            27,143
$          133,283
$                  563
568
$                  189
28
2
$              2,065
715
$              1,846
$                  219
$          109,509
29,466
$          138,975
$            25,619
233
$            25,853
$          164,828
$                  526
$              2,088
$                  181
103
22
$              2,394
628
934
$                  306
$          104,913
$          127,184
$            25,111
$            26,987
$          154,171
22,271
1,875
$                    95
$                  244
319
66
117
6
$                  218
$                  847
$                  629
$            89,887
6,340
$            96,227
$            24,623
1,446
$          122,296
$            26,069

FFELP ABS Appendix Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. 30

Recent FFELP ABS Issuance Characteristics
• Issue size of $500M to $1.5B
• Tranches or pass-through denominated in
US$
• Triple-A rated senior notes make up to
97% of issue structure
• Floating rate tied to 1 month LIBOR
• Amortizing tranches with 1 to 15(+) year
average lives
• Navient Solutions, Inc. is servicer or
master servicer
• Insurance or guarantee of underlying
collateral insulates bondholders from
virtually any loss of principal
(1)
• Typically non-dischargeable in bankruptcy
• Formerly a 20% risk-weighted asset, now
a <10% risk-weighted under Basel II’s
IRB methodology
• Offer significantly higher yields than
government agency securities with
comparable risk profiles
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100%
dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Collateral Characteristics FFELP ABS Transaction Features
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

FFELP Loan Program Characteristics
(1) Aggregate loan limit for a Dependent Undergraduate is $31,000
Note: As of July 1, 2011
.
Parameter Subsidized Stafford Unsubsidized Stafford PLUS/Grad PLUS
Unsubsidized
Consolidation
Borrower Student Student
Parents or Graduate
Students
Student or Parents Student or Parents
Needs Based Yes No No N/A N/A
Federal Guarantee of
Principal and Accrued
Interest
97 - 100% 97 - 100% 97 - 100% 97 - 100% 97 - 100%
Interest Subsidy
Payments
Yes No No Yes No
Special Allowance
Payments (SAP)
Yes Yes If cap is reached Yes Yes
Repayment Term 120 months 120 months 120 months Up to 360 months Up to 360 months
Aggregate Loan Limit
Undergraduate: $23,000
Graduate: $65,500
Undergraduate¹: $57,500
Graduate: $138,500
None None None
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Subsidized Consolidation

Quarterly CPR*
2Q2002
4Q2002
2Q2003
4Q2003
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014

NAVIENT

•
Annualized CPRs for Stafford/PLUS ABS trusts have decreased significantly as incentives for borrowers to consolidate have declined
•
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan
program, CPRs decreased in the fourth quarter
Navient Stafford & PLUS Loan Prepayments
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

-10%
0%
10%
20%
30%
40%
50%
60%
70%
Historical Stafford/PLUS ABS CPRs by Issuance Vintage
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
*
Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Quarterly CPR*
2Q2003
4Q2003
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014

NAVIENT

Navient Consolidation Loan Prepayments
•
CPRs for Consolidation ABS trusts declined significantly following legislation effective in
2006 that prevented in-school and re-consolidation of borrowers’ loans
•
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan
program, CPRs decreased in the fourth quarter
* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Historical Consolidation ABS CPRs by Issuance Vintage
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

25%
20%
15%
10%
5%
0%
-5%
2002
2003
2004
2005
2006
2007
2009
2011
2012

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. 35 Private Education Loan ABS Appendix

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Recent Private Education Loan ABS Issuance
Characteristics
Private Education Loan ABS Transaction Features Collateral Characteristics
• Issue size of $500M to $1.5B
• Triple-A rated senior notes, Single-A
rated subordinated notes
• 20-30% Triple-A overcollateralization
• Amortizing tranches with 1 to 10 year
average lives
• Fixed rate or floating rate tied to 1 month
LIBOR
• Complies with European risk retention
(5% retention)
• Navient Solutions, Inc. is servicer or
master servicer
• Collateralized by loans made to students
and parents to fund college tuition, room
and board
• Underwritten using FICO, Custom
Scorecard & judgmental criteria w/risk
based pricing
• 70-80% with cosigners, typically a parent
• Many seasoned assets benefiting from
proven payment history
• Typically non-dischargeable in bankruptcy

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Navient Private Education Loan Programs
Smart Option
Undergraduate/Graduate/
Med/Law/MBA
Direct-to-Consumer (DTC) Consolidation Career Training
Origination Channel School School Direct-to-Consumer Lender
School
Typical Borrower Student Student Student College Graduates Student
Typical Co-signer Parent Parent Parent Parent Parent, Spouse
Typical Loan
$10k avg orig bal, 10 yr avg
term, in-school payments of
interest only, $25 or fully
deferred
$10k avg orig bal, 15 yr term,
deferred payments
$12k avg orig bal, 15 yr term,
deferred payments
$43k avg orig bal, 15-30 year
term depending on balance,
immediate repayment
$9k avg orig bal, up to 15 yr
term, immediate payments
Origination Period March 2009 to April 2014 All history through 2014 2004 through 2008 2006 through 2008 1998 through 2014
Certification and Disbursement School certified and disbursed School certified and disbursed
Borrower self-certified, disbursed
to borrower
Proceeds to lender  to pay off
loans being consolidated
School certified and disbursed
Borrower Underwriting
FICO,
custom credit score model, and
judgmental underwriting
Primarily FICO Primarily FICO FICO and Debt-to-Income
FICO, Debt-to-Income and
judgmental underwriting
Borrowing Limits $200,000
$100,000 Undergraduate, $150,000
Graduate
$130,000 $400,000
Cost of attendance plus up to
$6,000 for expenses
Current ABS Sec. Criteria
For-Profit; FICO 670 For-Profit; FICO 670
FICO 670
For-Profit; FICO 670
FICO 670
Non-Profit; FICO 640 Non-Profit; FICO 640 Non-Profit; FICO 640
School UW No No No No Yes
Historical Risk-Based Pricing L + 2% to L + 14%
P-1.5% to P+7.5% P+1% to P+6.5%
P - 0.5% to P + 6.5%
P+0% to P+9%
L+0% to L+15% L+6% to L+12%
L+6.5% to L+14%
Dischargeable in Bankruptcy No No No No Yes
Additional Characteristics
Made to students and parents
primarily through college
financial aid offices to fund 2-
year, 4-year and graduate
school college tuition, room and
board
Also available  on a limited
basis to students and parents to
fund non-degree granting
secondary education, including
community college, part time,
technical and trade school
programs
Both Title IV and non-Title IV
schools
(1)
Made to students and parents
through college financial aid
offices to fund 2-year, 4-year and
graduate school college tuition,
room and board
Signature, Excel, Law, Med
and MBA Loan brands
Title IV schools only
(1)
Freshmen must have a co-
signer with limited exceptions
Co-signer stability test
(minimum  3 year repayment
history)
Terms and underwriting
criteria similar to
Undergraduate, Graduate,
Med/Law/MBA with primary
differences being:
Marketing channel
No school certification
Disbursement of proceeds
directly to borrower
Title IV schools only
(1)
Freshmen must have a co-
signer  with limited exceptions
Co-signer stability test
(minimum  3 year repayment
history)
Loans made to students and
parents to refinance one or
more private education loans
Student must provide proof of
graduation in order to obtain
loan
Loans made to students and
parents to fund non-degree
granting secondary education,
including community college,
part time, technical, trade
school and tutorial programs
Both Title IV and non-Title IV
schools
(1)
(1) Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts
(1) Smart Option loans subject to interim interest only and $25 fixed monthly payments are classified as in Repayment.
(2) Assumes Prime/LIBOR spread of 3.00% for all transactions.
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E 13-A 13-B 13-C 14-A 14-CT
Bond Amount ($mil) 590 1,550 869 1,701 562 825 721 547 891 1,135 640 976 1,108 1,135 624 676 463
Initial AAA Enhancement (%) 37% 23% 45% 37% 21% 18% 24% 27% 26% 25% 25% 21% 26% 22% 28% 24% 30%
Total Enhancement (%) 37% 23% 45% 37% 21% 18% 24% 27% 26% 25% 25% 21% 15% 13% 20% 15% 17%
Loan Program (%)
Signature/Law/MBA/Med -- 76% 46% 89% 88% 91% 71% 61% 48% 43% 37% 35% 26% 29% 26% 19% --
Smart Option -- -- -- -- -- -- 10% 20% 30% 40% 45% 48% 63% 63% 64% 63% --
Consolidation -- 1% 8% 11% -- -- 7% 6% 9% 5% 5% 5% 3% 5% -- 6% --
Direct to Consumer -- 10% 20% -- 9% 6% 12% 12% 12% 12% 12% 12% 8% 3% 10% 12% --
Career Training 100% 13% 26% -- 3% 3% 0% 1% 1% -- -- -- -- -- -- -- 100%
Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Payment Status (%)
(1)
School, Grace, Deferment 0% 63% 12% 36% 55% 55% 45% 37% 38% 40% 39% 44% 59% 62% 63% 49% 0%
Repayment 98% 32% 85% 60% 43% 43% 52% 60% 60% 57% 59% 54% 39% 36% 36% 50% 99%
Forbearance 2% 5% 3% 3% 2% 3% 2% 2% 2% 3% 2% 2% 2% 2% 1% 1% 1%
Wtd Avg Term to Maturity (Mo.) 141 190 169 194 192 189 182 171 164 151 144 148 144 146 143 150 104
% Loans with Cosigner 70% 72% 65% 62% 72% 75% 71% 75% 77% 79% 80% 80% 80% 80% 81% 82% 71%
% Loans with No Cosigner 30% 28% 35% 38% 28% 25% 29% 25% 23% 21% 20% 20% 20% 20% 19% 18% 29%
Wtd Avg FICO at Origination 747 739 734 727 737 736 733 735 736 737 740 733 741 740 740 742 743
Wtd Avg Recent FICO at Issuance 725 725 732 713 723 722 720 724 726 728 730 722 733 734 733 741 726
WA FICO (Cosigner at Origination) 753 749 744 742 747 745 744 745 745 745 748 741 751 750 749 750 749
WA FICO (Cosigner at Rescored) 734 739 740 733 736 731 734 732 734 735 738 728 745 746 745 750 735
WA FICO (Borrower at Origination) 734 714 712 701 709 710 704 705 705 707 710 702 703 702 705 707 728
WA FICO (Borrower at Rescored) 703 691 716 679 690 695 688 700 700 702 698 696 683 684 682 701 701
Wtd Avg LIBOR Equivalent Margin
(2)
7.19% 7.09% 5.48% 4.89% 7.40% 7.21% 6.37% 6.74% 6.98% 7.14% 7.18% 7.46% 6.63% 6.64% 6.88% 6.60% 7.01%

Constant Prepayment Rate (CPR)
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

• Constant prepayment rates increased in 2007 due to the introduction of Private
Education Consolidation loans, then declined following SLM’s decision to suspend its consolidation loan program in 2008
0
2
4
6
8
10
12
14
2002-A 2003-A 2003-B 2003-C 2004-A 2004-B 2005-A 2005-B 2006-A
2006-B 2006-C 2007-A 2010-A 2010-B 2010-C 2011-A 2011-B 2011-C
2012-A 2012-B 2012-C 2012-D 2012-E 2013-A 2013-B 2013-C
Navient Private Education Loan Trusts –
Prepayment Analysis

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
• The following cohort default triangles provide loan performance information for certain Private Education Loans of
Navient Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria
(including those criteria listed below):
- Program types include Undergraduate/Graduate(1), Direct-to-Consumer (“DTC”)
(2)
, Career Training
(3)
and
Private Consolidation Loans
- FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least:
• Undergraduate/Graduate at not-for-profit schools: 640
• Undergraduate/Graduate at for-profit schools: 670
• DTC loans: 670
• Career Training loans: 670
• Private Consolidation loans: 640
- Excludes loans made at selected schools that have historically experienced higher rates of default
• The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of
Navient Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
• The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type
• Terms and calculations used in the cohort default triangles are defined below:
- Repayment Year – The calendar year loans entered repayment
- Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
- Years in Repayment – Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment.
- Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
- Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 6/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $11 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.4% 0.8% 0.4% 0.2% 1.5% 0.7% 0.4% 0.3% 0.0% 0.1% 5.0%
1999 $28 0.0% 0.0% 0.0% 0.1% 0.9% 0.6% 1.4% 0.4% 0.3% 1.0% 0.5% 0.2% 0.7% 0.3% 0.1% 0.4% 6.9%
2000 $70 0.0% 0.0% 0.0% 0.6% 1.1% 1.3% 0.6% 0.9% 1.5% 1.5% 1.0% 0.8% 0.4% 0.5% 0.2% 0.0% 10.6%
2001 $187 0.0% 0.0% 0.1% 1.1% 1.4% 0.9% 1.8% 1.3% 2.3% 1.9% 1.5% 0.8% 0.6% 0.3% 0.0% 13.8%
2002 $386 0.0% 0.2% 0.2% 1.2% 1.1% 1.8% 1.6% 2.3% 1.9% 1.3% 0.9% 0.6% 0.5% 0.0% 13.8%
2003 $682 0.0% 0.2% 0.6% 0.9% 1.9% 1.6% 2.7% 2.4% 1.8% 1.2% 0.8% 0.5% 0.0% 14.5%
2004 $1,132 0.0% 0.2% 0.3% 1.9% 1.8% 3.0% 2.9% 1.8% 1.4% 1.1% 0.6% 0.1% 15.0%
2005 $1,537 0.0% 0.0% 0.4% 2.5% 3.7% 3.4% 2.1% 1.6% 1.2% 0.7% 0.0% 15.7%
2006 $2,013 0.0% 0.1% 1.6% 3.7% 3.7% 2.5% 1.8% 1.4% 0.8% 0.0% 15.7%
2007 $2,451 0.0% 0.4% 3.5% 4.6% 3.0% 2.0% 1.7% 1.1% 0.0% 16.4%
2008 $2,933 0.0% 2.3% 4.2% 3.9% 2.6% 2.2% 1.3% 0.1% 16.6%
2009 $3,241 0.0% 3.4% 3.7% 3.6% 2.6% 1.5% 0.1% 14.9%
2010 $2,769 0.0% 3.6% 3.8% 3.5% 1.6% 0.1% 12.6%
2011 $1,870 0.0% 3.0% 4.5% 1.9% 0.1% 9.5%
2012 $1,101 0.0% 2.9% 3.2% 0.2% 6.4%
2013 $528 0.0% 1.8% 0.3% 2.1%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Undergraduate/Graduate
(1)
Without Co-signer
Undergraduate/Graduate
(1)
With Co-signer
Note: Data as of 6/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $6 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.6% 1.0% 0.4% 0.0% 0.2% 1.1% 0.1% 0.0% 0.0% 0.1% 3.6%
1999 $14 0.0% 0.0% 0.0% 0.0% 0.4% 0.1% 0.9% 0.4% 0.2% 0.1% 0.4% 0.0% 0.1% 0.1% 0.1% 0.2% 3.0%
2000 $37 0.0% 0.0% 0.0% 0.5% 0.5% 0.7% 0.7% 0.4% 0.7% 1.2% 0.8% 0.9% 0.2% 0.5% 0.2% 0.0% 7.4%
2001 $90 0.0% 0.0% 0.1% 0.7% 0.9% 0.6% 1.2% 1.0% 1.7% 1.4% 1.1% 0.8% 0.4% 0.2% 0.0% 10.1%
2002 $196 0.0% 0.2% 0.1% 0.8% 0.6% 1.4% 0.8% 1.9% 1.5% 1.1% 0.7% 0.6% 0.4% 0.0% 10.3%
2003 $367 0.0% 0.1% 0.3% 0.6% 0.9% 1.1% 2.2% 1.9% 1.4% 0.9% 0.7% 0.4% 0.0% 10.5%
2004 $632 0.0% 0.2% 0.2% 1.0% 1.0% 2.2% 2.1% 1.4% 1.1% 0.9% 0.5% 0.0% 10.6%
2005 $844 0.0% 0.0% 0.2% 1.4% 2.4% 2.3% 1.6% 1.2% 0.9% 0.6% 0.0% 10.7%
2006 $1,121 0.0% 0.0% 0.7% 2.4% 2.4% 1.8% 1.3% 1.1% 0.7% 0.0% 10.4%
2007 $1,408 0.0% 0.2% 2.0% 2.9% 2.0% 1.5% 1.2% 0.9% 0.0% 10.8%
2008 $1,758 0.0% 1.2% 2.6% 2.7% 1.8% 1.6% 1.0% 0.1% 10.9%
2009 $2,075 0.0% 2.0% 2.4% 2.4% 1.8% 1.1% 0.1% 9.8%
2010 $1,853 0.0% 2.1% 2.3% 2.3% 1.1% 0.1% 7.9%
2011 $1,352 0.0% 1.6% 2.7% 1.2% 0.1% 5.6%
2012 $848 0.0% 1.7% 2.0% 0.1% 3.9%
2013 $404 0.0% 1.1% 0.2% 1.3%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $5 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.2% 0.6% 0.4% 0.4% 3.1% 0.2% 0.8% 0.7% 0.0% 0.2% 6.8%
1999 $14 0.0% 0.0% 0.0% 0.3% 1.3% 1.1% 1.9% 0.4% 0.3% 1.8% 0.6% 0.5% 1.4% 0.6% 0.1% 0.6% 10.9%
2000 $33 0.0% 0.0% 0.0% 0.8% 1.7% 2.1% 0.6% 1.5% 2.3% 2.0% 1.1% 0.7% 0.7% 0.4% 0.3% 0.0% 14.1%
2001 $97 0.0% 0.0% 0.1% 1.5% 1.9% 1.2% 2.3% 1.5% 2.9% 2.3% 1.8% 0.9% 0.7% 0.3% 0.0% 17.3%
2002 $190 0.0% 0.2% 0.2% 1.6% 1.7% 2.3% 2.4% 2.8% 2.4% 1.5% 1.1% 0.6% 0.6% 0.0% 17.4%
2003 $315 0.0% 0.2% 0.9% 1.4% 2.9% 2.3% 3.3% 3.0% 2.3% 1.5% 0.8% 0.5% 0.0% 19.2%
2004 $499 0.0% 0.3% 0.4% 3.1% 2.8% 4.1% 3.8% 2.3% 1.7% 1.3% 0.7% 0.1% 20.6%
2005 $694 0.0% 0.1% 0.7% 3.9% 5.3% 4.7% 2.7% 2.1% 1.6% 0.8% 0.1% 21.8%
2006 $892 0.0% 0.2% 2.7% 5.3% 5.4% 3.4% 2.3% 1.9% 1.0% 0.1% 22.3%
2007 $1,043 0.0% 0.8% 5.5% 6.9% 4.3% 2.8% 2.4% 1.4% 0.0% 24.1%
2008 $1,175 0.1% 4.0% 6.5% 5.9% 3.8% 3.0% 1.7% 0.1% 25.1%
2009 $1,165 0.0% 6.0% 6.0% 5.7% 3.9% 2.2% 0.1% 23.9%
2010 $916 0.0% 6.7% 6.8% 6.0% 2.5% 0.1% 22.2%
2011 $518 0.0% 6.7% 9.0% 3.7% 0.3% 19.8%
2012 $252 0.1% 7.1% 7.2% 0.3% 14.7%
2013 $124 0.1% 4.0% 0.8% 4.9%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 6/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $11 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.4% 0.4% 0.4% 0.2% 1.1% 0.7% 0.3% 0.3% 0.0% 0.1% 4.2%
1999 $26 0.0% 0.0% 0.0% 0.0% 0.8% 0.5% 1.2% 0.4% 0.3% 1.0% 0.5% 0.2% 0.5% 0.4% 0.1% 0.3% 6.2%
2000 $68 0.0% 0.0% 0.0% 0.6% 1.0% 1.4% 0.5% 0.9% 1.4% 1.3% 1.0% 0.8% 0.5% 0.5% 0.3% 0.0% 10.2%
2001 $180 0.0% 0.0% 0.1% 1.0% 1.4% 0.9% 1.7% 1.2% 2.4% 1.8% 1.5% 0.8% 0.6% 0.3% 0.0% 13.5%
2002 $360 0.0% 0.2% 0.2% 1.2% 1.0% 1.8% 1.6% 2.3% 2.0% 1.3% 0.9% 0.6% 0.5% 0.0% 13.6%
2003 $630 0.0% 0.2% 0.6% 0.8% 1.8% 1.6% 2.6% 2.4% 1.7% 1.1% 0.7% 0.5% 0.0% 14.0%
2004 $1,006 0.0% 0.2% 0.2% 1.8% 1.6% 2.9% 2.6% 1.7% 1.3% 1.1% 0.5% 0.1% 14.1%
2005 $1,362 0.0% 0.0% 0.4% 2.4% 3.5% 3.2% 2.0% 1.5% 1.2% 0.7% 0.0% 14.9%
2006 $1,766 0.0% 0.1% 1.5% 3.5% 3.6% 2.4% 1.7% 1.4% 0.8% 0.0% 15.0%
2007 $2,103 0.0% 0.4% 3.4% 4.3% 2.8% 2.0% 1.7% 1.1% 0.0% 15.7%
2008 $2,457 0.0% 2.2% 3.9% 3.6% 2.4% 2.1% 1.2% 0.1% 15.6%
2009 $2,686 0.0% 3.2% 3.4% 3.4% 2.4% 1.4% 0.1% 14.0%
2010 $2,378 0.0% 3.4% 3.7% 3.3% 1.5% 0.1% 12.0%
2011 $1,664 0.0% 2.8% 4.2% 1.8% 0.1% 9.0%
2012 $1,002 0.0% 2.8% 3.0% 0.1% 6.0%
2013 $481 0.0% 1.7% 0.3% 2.0%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $0.36 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 13.6% 0.0% 0.0% 12.6% 0.0% 5.1% 0.0% 0.4% 0.0% 31.7%
1999 $2 0.0% 0.0% 0.0% 2.3% 1.4% 2.1% 4.8% 0.0% 0.0% 0.0% 0.0% 0.9% 5.3% 0.0% 0.0% 2.5% 19.3%
2000 $2 0.0% 0.0% 0.0% 0.0% 2.8% 0.7% 3.2% 3.2% 3.7% 8.9% 0.0% 1.6% 0.0% 0.0% 0.0% 0.0% 24.3%
2001 $7 0.0% 0.1% 0.1% 4.7% 2.2% 1.1% 4.3% 2.2% 0.8% 3.5% 1.5% 1.8% 0.4% 0.0% 0.0% 22.8%
2002 $27 0.0% 0.0% 0.3% 1.9% 2.2% 2.1% 2.0% 2.8% 1.8% 1.3% 0.8% 0.7% 0.6% 0.0% 16.6%
2003 $52 0.0% 0.2% 0.7% 2.4% 2.7% 2.2% 3.8% 3.0% 2.4% 1.6% 0.9% 0.5% 0.0% 20.5%
2004 $126 0.0% 0.3% 0.6% 3.2% 3.0% 3.9% 4.6% 2.3% 1.8% 1.4% 0.9% 0.1% 22.2%
2005 $175 0.0% 0.0% 0.7% 3.7% 5.3% 4.9% 2.7% 1.9% 1.3% 1.0% 0.1% 21.7%
2006 $246 0.0% 0.2% 2.1% 4.9% 5.0% 3.2% 2.1% 1.9% 1.1% 0.0% 20.6%
2007 $348 0.0% 0.5% 4.3% 6.5% 4.0% 2.5% 2.1% 1.4% 0.1% 21.3%
2008 $475 0.0% 3.0% 5.9% 5.6% 3.1% 2.5% 1.6% 0.1% 21.7%
2009 $554 0.0% 4.3% 5.1% 4.3% 3.3% 1.9% 0.1% 19.0%
2010 $391 0.1% 4.7% 4.7% 4.8% 2.2% 0.3% 16.7%
2011 $206 0.1% 4.5% 6.4% 2.7% 0.4% 14.0%
2012 $99 0.1% 4.1% 5.3% 0.4% 9.9%
2013 $47 0.2% 2.6% 0.5% 3.3%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 6/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.5% 2.2% 0.0% 0.0% 0.0% 0.0% 0.1% 0.7% 0.0% 0.0% 3.5%
1999 $8 0.0% 0.0% 0.0% 0.0% 0.5% 0.4% 0.7% 0.0% 0.3% 1.5% 0.7% 0.1% 0.8% 0.1% 0.0% 0.0% 5.1%
2000 $20 0.0% 0.0% 0.0% 0.4% 0.7% 1.3% 0.8% 1.1% 0.8% 1.3% 0.7% 0.6% 0.4% 0.8% 0.2% 0.0% 9.0%
2001 $54 0.0% 0.0% 0.1% 0.9% 1.2% 0.5% 1.4% 0.9% 1.9% 1.4% 1.2% 0.9% 0.5% 0.2% 0.0% 11.2%
2002 $111 0.0% 0.1% 0.1% 1.1% 1.0% 1.7% 1.4% 2.2% 1.4% 1.3% 0.8% 0.5% 0.4% 0.0% 12.0%
2003 $194 0.0% 0.2% 0.5% 0.8% 1.5% 1.5% 2.4% 1.9% 1.8% 1.2% 0.7% 0.5% 0.0% 13.0%
2004 $321 0.0% 0.2% 0.2% 1.7% 1.5% 2.5% 2.8% 1.8% 1.4% 1.0% 0.5% 0.0% 13.8%
2005 $439 0.0% 0.0% 0.4% 2.2% 3.3% 2.9% 2.1% 1.4% 1.1% 0.7% 0.0% 14.2%
2006 $553 0.0% 0.1% 1.3% 3.1% 3.4% 2.4% 1.7% 1.2% 0.8% 0.0% 14.0%
2007 $659 0.0% 0.3% 2.8% 4.1% 2.7% 1.7% 1.6% 1.1% 0.0% 14.4%
2008 $782 0.0% 2.0% 3.8% 3.5% 2.4% 2.0% 1.2% 0.1% 15.0%
2009 $875 0.0% 3.0% 3.5% 3.4% 2.6% 1.5% 0.1% 14.1%
2010 $731 0.0% 3.4% 3.8% 3.3% 1.5% 0.1% 12.2%
2011 $482 0.0% 2.8% 4.2% 1.8% 0.2% 9.1%
2012 $281 0.1% 2.7% 3.0% 0.2% 5.9%
2013 $134 0.0% 1.5% 0.3% 1.9%
Periodic Defaults by Years in Repayment
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.0% 0.4% 0.4% 0.9% 0.9% 0.0% 0.0% 0.0% 0.0% 2.8%
1999 $6 0.0% 0.0% 0.0% 0.0% 0.5% 0.3% 1.7% 0.5% 0.2% 0.2% 0.0% 0.2% 0.0% 0.4% 0.0% 0.8% 4.9%
2000 $22 0.0% 0.0% 0.0% 0.3% 0.4% 0.4% 0.2% 0.3% 1.0% 1.0% 0.4% 0.5% 0.0% 0.2% 0.1% 0.0% 4.9%
2001 $64 0.0% 0.0% 0.0% 0.5% 0.4% 0.4% 1.1% 0.8% 1.0% 0.7% 0.6% 0.7% 0.4% 0.2% 0.0% 6.8%
2002 $137 0.0% 0.2% 0.1% 0.5% 0.4% 0.8% 0.6% 1.1% 0.9% 0.6% 0.5% 0.4% 0.2% 0.0% 6.4%
2003 $248 0.0% 0.1% 0.2% 0.4% 0.6% 0.7% 1.2% 1.4% 0.8% 0.7% 0.6% 0.3% 0.0% 7.1%
2004 $424 0.0% 0.1% 0.1% 0.7% 0.7% 1.4% 1.3% 0.9% 0.8% 0.7% 0.4% 0.0% 7.2%
2005 $574 0.0% 0.0% 0.2% 1.0% 1.5% 1.5% 1.1% 0.9% 0.6% 0.5% 0.0% 7.2%
2006 $761 0.0% 0.0% 0.5% 1.4% 1.5% 1.1% 0.8% 0.7% 0.5% 0.0% 6.5%
2007 $937 0.0% 0.1% 1.2% 1.6% 1.1% 1.0% 0.8% 0.6% 0.0% 6.4%
2008 $1,130 0.0% 0.7% 1.5% 1.4% 1.0% 1.0% 0.6% 0.0% 6.3%
2009 $1,325 0.0% 1.2% 1.4% 1.4% 1.2% 0.7% 0.0% 6.0%
2010 $1,186 0.0% 1.4% 1.5% 1.6% 0.9% 0.0% 5.4%
2011 $831 0.0% 1.1% 1.8% 0.8% 0.1% 3.8%
2012 $506 0.0% 1.3% 1.3% 0.1% 2.7%
2013 $245 0.0% 0.8% 0.2% 1.0%
Periodic Defaults by Years in Repayment
(3),(4)
(3),(4)
Cohort Default Triangles

Cohort Default Triangles
Note: Data as of 6/30/14.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $3 0.0% 0.0% 0.0% 0.0% 0.0% 0.6% 0.6% 0.3% 0.5% 0.3% 2.8% 0.0% 0.5% 0.3% 0.1% 0.3% 6.2%
1999 $7 0.0% 0.0% 0.0% 0.5% 1.4% 0.5% 1.3% 0.3% 0.3% 0.1% 0.7% 0.5% 1.3% 0.4% 0.0% 0.3% 7.6%
2000 $14 0.0% 0.0% 0.0% 0.9% 1.4% 1.9% 0.2% 1.0% 0.9% 1.4% 1.4% 1.0% 0.9% 0.4% 0.6% 0.0% 12.0%
2001 $37 0.0% 0.0% 0.1% 1.3% 2.1% 1.5% 1.9% 1.6% 2.7% 2.9% 2.0% 0.8% 0.6% 0.3% 0.0% 17.8%
2002 $77 0.0% 0.2% 0.3% 1.6% 1.8% 2.4% 2.4% 2.9% 2.7% 1.6% 1.1% 0.7% 0.6% 0.0% 18.4%
2003 $134 0.0% 0.1% 0.8% 1.3% 2.8% 2.2% 3.7% 3.3% 2.2% 1.3% 0.7% 0.5% 0.0% 18.9%
2004 $222 0.0% 0.3% 0.5% 2.9% 2.6% 4.2% 3.8% 2.3% 1.7% 1.3% 0.6% 0.1% 20.3%
2005 $298 0.0% 0.1% 0.7% 3.8% 5.2% 4.9% 2.7% 1.9% 1.5% 0.8% 0.1% 21.8%
2006 $402 0.0% 0.2% 2.6% 5.5% 5.6% 3.6% 2.4% 1.9% 1.1% 0.1% 22.9%
2007 $504 0.0% 0.7% 5.6% 7.4% 4.8% 3.0% 2.4% 1.4% 0.0% 25.3%
2008 $623 0.0% 3.8% 6.9% 6.4% 3.8% 3.1% 1.9% 0.1% 26.0%
2009 $662 0.1% 5.7% 6.1% 6.0% 3.9% 2.3% 0.1% 24.2%
2010 $543 0.0% 6.2% 6.2% 5.7% 2.4% 0.1% 20.7%
2011 $355 0.0% 5.0% 7.8% 3.2% 0.3% 16.3%
2012 $199 0.1% 4.8% 5.7% 0.2% 10.9%
2013 $94 0.0% 3.3% 0.5% 3.8%
Periodic Defaults by Years in Repayment
(3),(4)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Total
1998 $2 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.3% 0.5% 0.9% 0.0% 2.9% 2.3% 1.3% 0.2% 0.0% 0.3% 8.6%
1999 $6 0.0% 0.0% 0.0% 0.0% 1.1% 1.3% 2.3% 0.9% 0.3% 2.1% 0.5% 0.1% 0.7% 0.5% 0.4% 0.5% 10.7%
2000 $14 0.0% 0.0% 0.0% 1.3% 2.5% 2.3% 1.4% 1.6% 3.8% 3.0% 1.9% 1.5% 0.7% 0.5% 0.2% 0.0% 20.7%
2001 $32 0.0% 0.0% 0.1% 2.3% 2.9% 2.0% 3.4% 2.6% 5.2% 3.8% 2.8% 1.1% 1.0% 0.5% 0.0% 27.7%
2002 $61 0.0% 0.2% 0.4% 2.7% 2.3% 3.9% 3.1% 4.6% 4.2% 2.4% 1.8% 1.2% 1.1% 0.0% 27.9%
2003 $107 0.0% 0.3% 1.3% 2.1% 4.1% 3.3% 5.4% 4.6% 3.5% 2.1% 1.4% 0.8% 0.0% 29.0%
2004 $165 0.0% 0.5% 0.5% 4.4% 3.9% 6.4% 5.7% 3.5% 2.4% 2.0% 1.1% 0.1% 30.6%
2005 $226 0.0% 0.1% 0.9% 5.4% 8.2% 7.0% 3.8% 3.3% 2.3% 1.3% 0.0% 32.2%
2006 $296 0.0% 0.2% 3.7% 8.1% 7.8% 4.8% 3.5% 2.9% 1.5% 0.1% 32.7%
2007 $351 0.0% 1.1% 8.0% 9.8% 6.0% 4.0% 3.4% 2.0% 0.1% 34.3%
2008 $398 0.0% 5.4% 8.5% 8.1% 5.3% 4.2% 2.5% 0.1% 34.1%
2009 $378 0.0% 8.2% 8.0% 7.3% 4.9% 2.9% 0.1% 31.4%
2010 $310 0.0% 8.0% 8.4% 7.8% 3.0% 0.1% 27.3%
2011 $202 0.0% 7.7% 10.2% 4.2% 0.1% 22.3%
2012 $114 0.0% 7.5% 8.0% 0.3% 15.8%
2013 $54 0.0% 4.4% 0.6% 5.0%
Periodic Defaults by Years in Repayment
(3),(4)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 6/30/14.
(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total
2006 $125 0.0% 0.4% 0.9% 1.5% 1.7% 1.5% 1.0% 1.1% 0.8% 0.0% 9.0%
2007 $295 0.0% 0.0% 0.9% 1.0% 1.3% 1.0% 1.0% 0.7% 0.1% 5.9%
2008 $133 0.0% 0.2% 1.7% 2.1% 1.8% 1.7% 1.9% 0.2% 9.5%
Periodic Defaults by Years in Repayment
(1),(2)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total
2006 $249 0.0% 0.1% 0.1% 0.5% 0.6% 0.6% 0.4% 0.3% 0.3% 0.0% 2.9%
2007 $675 0.0% 0.0% 0.2% 0.4% 0.6% 0.4% 0.4% 0.4% 0.0% 2.4%
2008 $376 0.0% 0.1% 0.4% 0.7% 0.6% 0.6% 0.5% 0.1% 2.9%
Periodic Defaults by Years in Repayment
(1),(2)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Note: Data as of 6/30/14.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
DTC With Co-signer, FICO 670
(1)
DTC Without Co-signer, FICO 670
(1)
Disbursed Principal
Entering
Repayment Year Repayment ($m)
0 1 2 3 4 5 6 7 8 9 10 11 Total
2004 $8 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.1% 0.4% 0.0% 0.2% 0.0% 0.0% 0.9%
2005 $65 0.0% 0.1% 0.8% 0.7% 1.4% 2.1% 1.2% 0.9% 0.8% 0.9% 0.0% 9.0%
2006 $139 0.0% 0.7% 1.8% 4.4% 4.8% 2.4% 2.0% 2.0% 1.0% 0.1% 19.2%
2007 $245 0.0% 0.6% 4.7% 6.2% 4.2% 2.7% 2.6% 1.7% 0.0% 22.7%
2008 $369 0.0% 2.8% 5.9% 4.9% 3.6% 2.8% 2.0% 0.1% 22.1%
2009 $396 0.0% 3.7% 4.1% 4.0% 3.2% 2.1% 0.1% 17.1%
2010 $314 0.0% 3.6% 4.1% 4.7% 2.5% 0.3% 15.1%
2011 $192 0.1% 3.7% 5.2% 3.3% 0.3% 12.6%
2012 $104 0.0% 3.3% 5.0% 0.6% 8.8%
2013 $23 0.0% 1.2% 0.5% 1.7%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m)
0 1 2 3 4 5 6 7 8 9 10 11 Total
2004 $2 0.0% 0.0% 1.6% 1.2% 0.6% 4.7% 2.2% 3.0% 1.2% 4.2% 0.0% 0.0% 18.8%
2005 $19 0.0% 1.0% 2.1% 2.4% 4.1% 6.5% 2.8% 1.6% 1.0% 1.2% 0.0% 22.7%
2006 $66 0.0% 1.4% 2.5% 6.6% 6.4% 4.0% 2.7% 2.6% 1.2% 0.0% 27.4%
2007 $158 0.0% 1.0% 5.8% 8.1% 4.6% 3.8% 3.3% 1.9% 0.0% 28.5%
2008 $255 0.0% 3.7% 7.9% 7.3% 4.2% 4.0% 2.2% 0.1% 29.4%
2009 $234 0.0% 6.7% 6.3% 6.9% 5.1% 2.8% 0.1% 28.0%
2010 $152 0.1% 8.3% 7.0% 8.7% 3.6% 0.3% 28.0%
2011 $88 0.1% 7.8% 10.1% 5.1% 0.5% 23.7%
2012 $47 0.0% 6.2% 7.7% 0.8% 14.7%
2013 $5 0.0% 3.2% 0.6% 3.8%
Periodic Defaults by Years in Repayment
(2),(3)
Cohort Default Triangles

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 6/30/14.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 11 12 Total
2003 $291 0.0% 0.4% 1.4% 1.6% 1.8% 1.4% 1.3% 1.0% 0.8% 0.5% 0.4% 0.2% 0.0% 11.0%
2004 $382 0.0% 0.4% 1.5% 2.3% 1.7% 1.8% 1.7% 1.1% 0.8% 0.5% 0.3% 0.0% 12.2%
2005 $513 0.0% 0.3% 2.2% 2.2% 2.5% 2.1% 1.5% 1.0% 0.8% 0.5% 0.1% 13.2%
2006 $630 0.0% 0.4% 2.5% 3.5% 3.2% 2.2% 1.5% 1.0% 0.7% 0.1% 15.2%
2007 $672 0.0% 0.5% 3.5% 3.9% 3.0% 1.8% 1.3% 0.9% 0.1% 15.0%
2008 $581 0.0% 0.6% 4.3% 3.6% 2.2% 1.5% 1.1% 0.1% 13.4%
2009 $169 0.0% 0.2% 2.1% 2.1% 1.5% 1.0% 0.2% 7.1%
2010 $19 0.0% 0.6% 1.2% 1.0% 0.5% 0.2% 3.4%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved. 50 Navient Corporation Appendix

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

GAAP Results
(In millions, except per share amounts) Q2 14 Q1 14 Q2 13
Net income $307 $219 $543
EPS $0.71 $0.49 $1.20
Operating expenses $211 $366 $244
Provision $165 $185 $201
Average total student loans $134,737 $142,679 $152,135

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Differences between “Core Earnings” and GAAP
“Core Earnings” adjustments to GAAP:
GAAP net income $ 307
Net impact of SLM BankCo 36
Net impact of derivative accounting (150)
Net impact of goodwill and acquired intangible assets 2
Net income tax effect 46
Total “Core Earnings” adjustments to GAAP (66)
“Core Earnings” net income $241
Quarter ended June 30, 2014
($ in millions)

Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.

Changes for Investors
A consistent platform, team, and management
Source: Navient, Navient Form 10 filed April 10, 2014.
Before Separation After Separation
Parent Company SLM Corporation Navient Corporation
Headquarters Newark, DE Newark, DE
Issuing Entity SLM Student Loan
Trust 201X-A
Navient Student Loan
Trust 201X-A
SLABS Bloomberg Ticker SLMA NAVSL
Depositor SLM Funding LLC Navient Funding, LLC
Sponsor, Servicer, and
Administrator
Sallie Mae, Inc. Navient Solutions, Inc.
Servicing Employees ~2,100 ~2,100
Customers Serviced (mm) 13+ 12+
Total Loans Serviced ($ bn) ~300 ~300
Investment Corp Holding
Residual Interests
Sallie Mae Investment
Corporation
Navient Investment
Corporation

https://www.navient.com/about/investors/
Investor Relations Website
Confidential and proprietary information © 2014 Navient Solutions, Inc. All rights reserved.
SLM / NAVI student loan trust data (Debt/asset backed securities – SLM / NAVI Student Loan Trusts)
SLM / NAVI student loan performance by trust – Issue details
Archived and historical webcasts, transcripts and investor presentations
Additional information (Webcasts and presentations)
Prospectus for public transactions and Rule 144A transactions are available through underwriters
Current rates
Distribution factors
Current and historical monthly distribution reports
Since issued CPR – monthly CPR data by trust since issuance
Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
Quarterly distribution factors
Accrued interest factors
Static pool information – detailed portfolio stratifications by trust as of the cutoff date